SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                         ---------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 10, 1995


                  DIGITAL MICROWAVE CORPORATION
       (Exact name of registrant as specified in charter)



Delaware                        0-15895                77-0016028
(State or other jurisdiction  (Commission           (IRS Employer
of incorporation)             File Number)    Identification No.)



170 Rose Orchard Way, San Jose, CA                          95134
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (408) 943-0777


                         Not Applicable
 (Former name or former address, if changed since last report.)



                      Exhibit Index appears
                        on Page 4 hereof.

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Item 5.  Other Events.

          Digital Microwave Corporation announced that Charles D.
Kissner has been elected president, chief executive officer and a member of the Board of Directors, effective July 17, 1995.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              99.1  Press Release issued by Registrant on
July 10, 1995.

                           SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                DIGITAL MICROWAVE CORPORATION



Date:  July 10, 1995            By:  /s/ Carl Thomsen
                                     -----------------------
                                     Carl Thomsen
                                     Chief Financial Officer

                          EXHIBIT INDEX

Exhibit
Number           Document Description
_______          ____________________

99.1             Press Release issued by Registrant on
                 July 10, 1995.